UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2014 (July 18, 2014)

HedgePath Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 South Hyde Park Avenue, Suite 350

Tampa, FL 33606

(813) 864-2559

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2014, the Board of Directors (the “Board”) of HedgePath Pharmaceuticals, Inc., a Delaware corporation (the “Company”), unanimously approved and adopted an Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws amend those certain Bylaws of the Company adopted by the Board on July 30, 2013, to:

•	allow for the removal of any one or all of the directors of the Board, with or without cause, by stockholders holding a majority of the issued and outstanding voting stock of the Company that are entitled to vote at an election of directors, at any time that the Board is not classified;

•	remove the provision allowing a majority of the directors of the Board to remove a director with or without cause; and

•	amend the defined term “Cause” to include that, for Frank E. O’Donnell, Jr. M.D., the Executive Chairman of the Company (“O’Donnell”), only, the Company’s failure to achieve certain performance goals as described in that certain Equity Holders Agreement, dated June 24, 2014, by and among the Company, Mayne Pharma Ventures Pty Ltd, Hedgepath LLC, a Florida limited liability company and the majority stockholder of the Company which is controlled by Black Robe Capital LLC, of which O’Donnell is the manager (“HPLLC”), O’Donnell and Nicholas J. Virca (the “EHA”) or the occurrence of an event of default or breach by HPLLC of a certain promissory note issued by the Company to HPLLC, will constitute “Cause.”

Pursuant to the Company’s Certificate of Incorporation, the Board is currently classified, with the effect that the Company’s stockholders may, pursuant to the Amended and Restated Bylaws, only remove Company directors for “Cause” (as defined in the Amended and Restated Bylaws).

The preceding is a summary of the material changes in the Amended and Restated Bylaws and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01. Other Events.

As previously reported, on June 24, 2014, the Board appointed Stefan J. Cross, Dr. R. Dana Ono and W. Mark Watson to serve as directors on the Board. Since pursuant to the Company’s Certificate of Incorporation, the Board is currently classified, on July 18, 2014, the Board designated the following directors to serve in the following board classes:

Board Member	Board Class	Serving for a Term Ending at the Annual Meeting of Company Stockholders in the Following Year
Frank E. O’Donnell, Jr. M.D.	Class I	2015
W. Mark Watson	Class I	2015
Samuel P. Sears, Jr.	Class II	2016
Dr. R. Dana Ono	Class II	2016
Stefan J. Cross	Class III	2017

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

3.1	Amended and Restated Bylaws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2014	HEDGEPATH PHARMACEUTICALS, INC.

	By:	/s/ Garrison J. Hasara
	Name:	Garrison J. Hasara
	Title:	Chief Financial Officer and Treasurer

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